UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): February 22, 2022
____________________
TransUnion

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On February 22, 2022, TransUnion (the “Company”) issued a press release announcing results for the quarter and year ended December 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
As discussed in the press release and in our Annual Report on Form 10-K for the year ended December 31, 2021, on December 17, 2021, the Company completed its divestiture of its Healthcare business. The results of the Healthcare business are reflected as discontinued operations, net of tax, in our consolidated financial statements and historical periods have been recast to conform to current period presentation. A schedule that shows this new accounting presentation for each quarter of 2021 and for the full years of 2021, 2020 and 2019 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
A reconciliation of the net loss attributable to Neustar, Inc. ("Neustar") for the month ended December 31, 2021 to the non-GAAP measure of Neustar's Adjusted EBITDA and a reconciliation of the combined pro forma income from continuing operations of TransUnion and net loss from Neustar for the twelve months ended December 31, 2021 and 2020 to the non-GAAP measure of combined pro forma TransUnion and Neustar Adjusted EBITDA, as reflected in Note 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
Item 7.01    Regulation FD Disclosure.
On February 22, 2022, management reviewed a slide presentation during the Company’s fiscal 2021 fourth quarter earnings conference call. The presentation materials are attached hereto as Exhibit 99.4 and incorporated herein by reference. These materials may also be used by the Company at one or more subsequent conferences with analysts, investors, or other stakeholders.
The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.
The information furnished pursuant to this Item 7.01, including Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act.
Item 8.01    Other Events.
On February 22, 2022, the Company announced that Trans Union LLC, a wholly-owned subsidiary of TransUnion, entered into a definitive agreement to acquire Verisk Financial Services, the financial services business unit of Verisk Analytics, Inc., for a purchase price of $515 million in cash, subject to certain customary purchase price adjustments.
The transaction is expected to close in the second quarter of 2022, subject to the satisfaction of customary closing conditions and regulatory approval, including the expiration or termination of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of TransUnion dated February 22, 2022, announcing results for the quarter and year ended December 31, 2021.
99.2	Schedule of recast historical financial information excluding the Healthcare divestiture for the years ending December 31, 2021, 2020, and 2019; and quarters ending March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021.
99.3
Reconciliation of Neustar Net Income to Adjusted EBITDA for the month ended December 31, 2021, and reconciliation of the combined pro forma income from continuing operations of TransUnion and net loss from Neustar to combined pro forma TransUnion and Neustar Adjusted EBITDA for the twelve months ended December 31, 2021 and 2020.

99.4	Earnings call presentation materials for the quarter and year ended December 31, 2021.
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: February 22, 2022	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer